EXHIBIT 32.1

                           CERTIFICATION OF PRINCIPAL
                          EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of The Flooring Zone, Inc. on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jimmy Lee, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: November 13, 2006                             /s/ Michael Carroll
                                                  ------------------------------
                                                  Michael Carroll
                                                  Principal Executive Officer